                                                                      Exhibit 24


                                POWER OF ATTORNEY

                              --------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                     /s/ George H. Conrades

                                                     ----------------------

                                POWER OF ATTORNEY

                              --------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                     /s/ Bruce S. Gordon

                                                     -------------------

                                POWER OF ATTORNEY

                              --------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                     /s/ William S. Levine

                                                     ---------------------

                                POWER OF ATTORNEY

                              --------------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.


                                                     /s/ Arturo R. Moreno

                                                     --------------------

                                POWER OF ATTORNEY

                              --------------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                 /s/ Mel Karmazin

                                                 ----------------

                                POWER OF ATTORNEY

                              --------------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                     /s/  Richard R. Pivirotto

                                                     -------------------------

                                POWER OF ATTORNEY

                              --------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                     /s/ Jeffrey Sherman

                                                     -------------------

                                POWER OF ATTORNEY

                              --------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                     /s/ Paula Stern

                                                     ---------------

                                POWER OF ATTORNEY

                              --------------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                     /s/ Farid Suleman

                                                     -----------------

                                POWER OF ATTORNEY

                              --------------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1999, hereby constitutes and appoints Mel Karmazin and Farid Suleman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of March, 2000.



                                                      /s/ Robert D. Walter
                                                      --------------------